Exhibit 10.3

Execution Form

AMENDMENT NO. 2 TO CREDIT FACILITY AGREEMENT

Dated as of May 1, 2013

Amendment No. 2, dated as of May 1, 2013 (this "Amendment"), to that certain Senior Secured Term Loan Credit Facility Agreement, dated as of July 29, 2011, as amended by Amendment No. 1 thereto dated as of December 16, 2011 (as amended, restated, modified and supplemented from time to time, the "Credit Agreement "), providing for a senior secured term loan credit facility made by and among (i) DSS VESSEL II LLC, a Marshall Islands limited liability company, as borrower (the "Borrower"), (ii) the lenders (the " Lenders") party to the Credit Agreement , (iii) NORDEA BANK FINLAND PLC, NEW YORK BRANCH ("Nordea"), as administrative agent and security agent (together with any successor administrative agent and security agent) appointed pursuant to Article VII of the Credit Agreement , the "Administrative Agent" or as applicable, the "Security Agent") for the Secured Parties, (iv) DNB Bank ASA (formerly known as DnB NOR Bank ASA) and Nordea, as mandated lead arrangers (the "Mandated Lead Arrangers"), and (v) DNB Markets Inc. (formerly known as DnB NOR Markets Inc.) and Nordea, as bookrunners. Unless otherwise expressly defined herein, terms which are defined in the Credit Agreement have the same meaning when used herein.

PRELIMINARY STATEMENTS

(1) Certain subsidiaries of Overseas Shipping Group, Inc. (“OSG”) are time charterer parties to certain Charter Contracts, and OSG is a guarantor of some of such Charter Contracts;

(2) OSG and such subsidiaries commenced proceedings under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”);

(3) OSG and such subsidiaries gave subsidiaries of the Borrower notices of rejection of seven such Charter Contracts under the Bankruptcy Code and orders were entered in the OSG bankruptcy case with respect thereto (such Charter Contracts, the “Rejected Charter Contracts”), which the Borrower believes gives it rights to rejection damages under the Bankruptcy Code;

(4) The Borrower has requested that the Credit Agreement be amended to clarify how its terms apply with respect to the Rejected Charter Contracts; and

(5)  Section 8.01 of the Credit Agreement provides that the Borrower and the Majority Lenders may amend the Credit Agreement and the other Finance Documents for certain purposes.

(6)  The Lenders, by their respective signatures set forth below, hereby direct the Administrative Agent to execute and deliver this Amendment as Administrative Agent and to execute and deliver, if appropriate, amendments to the other Finance Documents.

The parties hereto agree that the Credit Agreement be and hereby is amended from and after the date hereof as follows:

Section 1. Amendments to the Credit Agreement.  As of the Second Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(A)         Section 1.01 of the Credit Agreement is amended by adding the following new definition:

" 'Rejected Charter Contracts' means the seven Charter Contracts rejected by Overseas Shipping Group, Inc. and/or its subsidiaries in the Chapter 11 proceedings commenced by such Persons."

(B)         The second sentence of Section 2.06(a) of the Credit Agreement is amended by adding after the words "total principal amount of Advances drawn hereunder" the words, "plus an amount equal to the Additional Principal Amount (as defined in Section 2.08(g))."

(C)         Section 2.08 of the Credit Agreement is amended by adding at the end thereof the following new subsection thereto:

"(g)         Notwithstanding any other provision of this Section 2.08, with respect to and as a remedy for rejection of the Rejected Charter Contracts and in lieu of any other prepayment that might otherwise be required under any other provision of this Section 2.08, on each Payment Date beginning September 30, 2013, the Borrower shall pre-pay the Loan in an amount equal to $744,890 (the “Additional Principal Amount”)."

Section 2. Representations and Warranties; Reaffirmation of Guaranty. (a) The Borrower hereby represents and warrants that (i) upon the effectiveness of this Amendment, no Event of Default or event which, with the passage of time, giving of notice or both would become an Event of Default, has occurred and is continuing, (ii) the representations and warranties of Borrower contained in the Credit Agreement are true on and as of the date hereof in all material respects, except to the extent any such representation and warranty expressly relates to an earlier date or is modified by any of the provisions of this Amendment, and (iii) this Amendment has been duly authorized, executed and delivered by each Loan Party. Each Loan Party, severally as to itself and not jointly, hereby represents and warrants to the Administrative Agent and the Lenders that the execution, delivery and performance by the Loan Parties of this Amendment, are within such Loan Party’s corporate powers, have been duly authorized by all necessary corporate action, and do not and will not (i) contravene the terms of any Loan Party’s limited liability company agreement, articles of incorporation or other constitutional documents or (ii) conflict with or result in any material breach or contravention of, or result in the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject.

(b) Each of the Parent Guarantor and the Vessel Owning Subsidiaries hereby acknowledges and agrees that, on the Second Amendment Effective Date, all of its respective obligations and liabilities under the Guaranty and the other Finance Documents to which it is a party are reaffirmed and remain in full force and effect.

Section 3.  Effectiveness.      (a) Section 1 of this Amendment shall become effective on the date (such date, if any, the “Second Amendment Effective Date”) that the Administrative Agent shall have received executed signature pages hereto from the Borrower, each other Loan Party and the Lenders constituting the Majority Lenders.

(b) Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document and

2	Amendment No. 2 to Credit Agreement

(ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement and the other Loan Document is hereby ratified and re-affirmed in all respects as if set forth herein in its entirety and shall continue in full force and effect except as expressly amended hereby. Each Loan Party reaffirms its obligations under the Finance Documents to which it is party after giving effect to this Amendment. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and from and after the Second Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.

Section 4.  Counterparts; Facsimile; Headings.  This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

Section 5. Amendment Fee.  If the Majority Lenders shall have delivered executed signature pages hereto to the Administrative Agent on or before May 1, 2013, on May 2, 2013, the Borrower shall pay to the Administrative Agent for the account of each such Lender, solely for the account of such Lender, an amendment fee of three basis points (0.0003) of the outstanding principal amount of the Loan payable to such Lender.

Section 6. Governing Law; Submission to Jurisdiction; Waiver.   (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES.

(b) Each of the parties hereto hereby irrevocably and unconditionally agrees that Sections 8.12 and 8.14 of the Credit Agreement are incorporated herein mutatis mutandis.

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3	Amendment No. 2 to Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Amendment as of the date first above written.

DSS VESSEL II LLC, as Borrower		NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent, Security Agent, and a Lender

By:	/s/ Florence Ioannou	By:	/s/ Martin Lunder
Name: Florence Ioannou		Name: Martin Lunder
Title: CFO		Title: Senior Vice President

		By:	/s/ Håvard Tøndel
Name: Håvard Tøndel
Title: Vice President

DNB BANK ASA (formerly known as DnB NOR Bank ASA), as Lender		DEUTSCHE BANK AG, as Lender

By:	/s/ Cathleen Buckley	By:	/s/ Bastian Duhmert
Name: Cathleen Buckley		Name: Bastian Duhmert
Title: Senior Vice President		Title: Director

By:	/s/ Kjell Tore Egge	By:	/s/ Tilman Stein
Name: Kjell Tore Egge		Name: Tilman Stein
Title: Senior Vice President		Title: Director

CITIBANK, N.A., as Lender		HSBC Bank USA, National Association, as Lender

By:	/s/ Shreyas Chipalkatty	By:	/s/ Patrick D. Mueller
Name: Shreyas Chipalkatty		Name: Patrick D. Mueller
Title: Director		Title: Director

Amendment No. 2 to Credit Agreement

SKANDINAVISKA ENSKILDA BANKEN AB (publ), as Lender		ITF International Transport Finance Suisse AG, as Lender

By:	/s/ Ame Juell-Skielse	By:	/s/ Carsten Gutknecht-Stöhr
Name: Ame Juell-Skielse		Name: Carsten Gutknecht-Stöhr
Title:		Title: Managing Director

By:	/s/ Olaf Kajerdt	By:	/s/ Alexander Schaffert
Name: Olaf Kajerdt		Name: Alexander Schaffert
Title:		Title: Senior Vice President

NIBC BANK N.V., as Lender

By:	/s/ R.A. de Haes
Name: R.A. de Haes
Title: Associate

Amendment No. 2 to Credit Agreement

CONSENTED AND AGREED:

DIAMOND S SHIPPING III LLC,
as Parent Guarantor

By:	/s/ Florence Ioannou
Name: Florence Ioannou
Title: CFO

HEROIC GAEA INC.

HEROIC URANUS INC.

HEROIC HERA INC.

HEROIC HERCULES INC.

HEROIC AQUARIUS INC.

HEROIC LEO INC.

HEROIC LIBRA INC.

HEROIC PISCES INC.

HEROIC SAGITTARIUS INC.

HEROIC SCORPIO INC.

HEROIC ANDROMEDA INC.

HEROIC VIRGO INC.

HEROIC PEGASUS INC.

HEROIC RHEA INC.

HEROIC AVENIR INC.

HEROIC BOOTES INC.

HEROIC SERENA INC.

HEROIC CORONA BOREALIS INC.

HEROIC EQUULEUS INC.

WHITE HYDRANGEA SHIPPING S.A.

WHITE HOLLY SHIPPING S.A.

WHITE BOXWOOD SHIPPING S.A.

HEROIC PERSEUS INC.

HEROIC OCTANS INC.

HEROIC HYDRA INC.

HEROIC LYRA INC.

HEROIC HOLOGIUM INC.

HEROIC SCUTUM INC.

HEROIC TUCUNA INC.

HEROIC AURIGA INC.

as Guarantors

By:	/s/ Florence Ioannou
Name: Florence Ioannou
Title: Director

Amendment No. 2 to Credit Agreement